SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: October 2, 2013

ICG Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-16249	23-2996071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087

(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 2, 2013, ICG Group, Inc. (“ICG”), Procurian Inc. (“Procurian”) and Internet Capital Group Operations, Inc. (as stakeholder representative) entered into an Agreement and Plan of Merger with certain affiliates of Accenture plc (“Accenture”) (such agreement, the “Merger Agreement”). Accenture has agreed, pursuant to the Merger Agreement, to acquire Procurian, one of ICG’s consolidated subsidiaries, for $375 million of cash, subject to adjustment at the closing of the transaction for working capital, cash, debt and other items. The transaction, which is subject to a number of customary closing conditions, is expected to be consummated in the fourth quarter of 2013. ICG expects to realize approximately $324 million in connection with the transaction; a portion of ICG’s proceeds will be held in escrow, subject to potential indemnification claims. ICG does not expect to owe any income taxes in connection with the transaction.

The foregoing description contains only a summary of certain terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition

On October 3, 2013, ICG issued a press release containing, among other things, certain pro forma financial information for the quarter ended June 30, 2013 that reflects the effect of the pending sale of Procurian to Accenture. A copy of that press release is attached hereto as Exhibit 99.1.

Notwithstanding anything herein to the contrary, the information under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

ICG has elected to furnish investors with supplementary historical pro forma and other financial information that reflects the effect of the pending sale of Procurian to Accenture; that information is attached hereto as Exhibit 99.2. ICG has also prepared an investor presentation relating to ICG and the sale of Procurian; a copy of the presentation is attached hereto as Exhibit 99.3 and is posted on ICG’s corporate website at www.icg.com.

Notwithstanding anything herein to the contrary, the information under Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.2 and 99.3) is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On October 3, 2013, ICG issued a press release announcing the pending sale of Procurian and related matters. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of October 2, 2013 by and among Procurian, ICG, Internet Capital Group Operations, Inc. (as Stakeholder Representative), Accenture Sub Inc. and Peregrine Merger Sub, Inc.

99.1	Press Release issued October 3, 2013 by ICG Group, Inc.

99.2	Supplementary Financial Information of ICG Group, Inc.

99.3	ICG Group, Inc. Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICG GROUP, INC.

Date: October 3, 2013	By:	/s/ Suzanne L. Niemeyer
	Name:	Suzanne L. Niemeyer
	Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of October 2, 2013 by and among Procurian, ICG, Internet Capital Group Operations, Inc. (as Stakeholder Representative), Accenture Sub Inc. and Peregrine Merger Sub, Inc.

99.1	Press Release issued October 3, 2013 by ICG Group, Inc.

99.2	Supplementary Financial Information of ICG Group, Inc.

99.3	ICG Group, Inc. Investor Presentation